Borrowings	6 Months Ended
Jun. 30, 2021
Borrowings
Borrowings

8. Borrowings

	June 30,	December 31,
	2021	2020
	€ 1,000	€ 1,000
Innovation credit	3,339	2,770
Accrued interest on innovation credit	458	307
Convertible notes	14,229	13,812
Accrued interest on convertible notes	508	435

Total borrowings	18,534	17,324
Current portion	(1,562)	(1,135)
	16,972	16,189

On December 10, 2018 ProQR was awarded an Innovation credit for the sepofarsen program for LCA 10. Amounts will be drawn under this facility from 2018 through 2022. The total credit of € 4.7 million will be used to conduct the Phase 2/3 clinical study for sepofarsen and to finance efforts to obtain regulatory and ethical market approval (NDA/MAA). The credit, including accrued interest of 10% per annum, is repayable depending on ProQR obtaining market approval for sepofarsen. An amount of € 3.3 million had been received as at June 30, 2021. Accumulated interest amounted to € 0.5 million as at June, 2021. The assets that are co-financed with the granted innovation credit are subject to a right of pledge for the benefit of RVO.

Convertible loans

On July 14, 2020, the Company entered into a convertible debt financing agreement with Pontifax Medison Debt Financing. Under the agreement, up to $ 30 million in convertible debt financing has been made available to the Company in three tranches of $ 10 million each that will mature over a 54 month period and have an interest-only period of 24 months. One tranche of $ 10 million had been drawn down as of June 30, 2021.

A second close of the convertible debt financing agreement was completed on August 6, 2020 with Kreos Capital. Under the second agreement, up to € 15 million in convertible debt financing has been made available to the Company in three tranches of € 5 million each that will mature over a 54 month period and have an interest-only period of 24 months. One tranche of € 5 million had been drawn down as of June 30, 2021.

Pontifax and/or Kreos may elect to convert the outstanding loans into ProQR ordinary shares at any time prior to repayment at a fixed conversion price. ProQR also has the ability to convert the loans into its ordinary shares, at the same conversion price, if the Company’s stock price reaches a pre-determined threshold. In connection with the loan agreement, the Company issued to Pontifax and Kreos warrants to purchase up to an aggregate of 302,676 shares of its common stock at a fixed exercise price.

Pontifax’ conversion option and warrants are accounted for as embedded derivatives and are recognized separately from the host contract as financial liabilities at fair value through profit or loss. The host contract is recognized at amortized cost.

The Kreos loan is accounted for as a compound financial instrument. The liability component is recognized at amortized cost. The equity component is initially recognized at fair value as option premium on convertible loan and will not be subsequently remeasured. Kreos’ warrants are accounted for as embedded derivatives and are recognized as financial liabilities at fair value through profit or loss.

Convertible loans were issued to Amylon Therapeutics B.V. and are interest-bearing at an average rate of 8% per annum. They are convertible into a variable number of ordinary shares within 36 months at the option of the holder or the Company in case financing criteria are met. Any unconverted loans become payable on demand after 24 – 36 months in equal quarterly terms.